Exhibit 10.4

                                  AMENDMENT

                                      TO

                        SECURITIES PURCHASE AGREEMENT

      This AMENDMENT (this "AMENDMENT"), dated as of November 16, 2004, is entered into by and between IT&E INTERNATIONAL GROUP, INC., a Nevada corporation (the "COMPANY"), and LAURUS MASTER FUND, LTD., a Cayman Islands company ("LAURUS"), for the purpose of amending the terms of the Securities Purchase Agreement, dated as of October 18, 2004, by and between the Company and Laurus (as amended, modified or supplemented from time to time, the "SECURITIES PURCHASE AGREEMENT"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

      WHEREAS, the Company and Laurus have agreed to make certain changes to the Securities Purchase Agreement as set forth herein;

      NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Section 11 of the Securities Purchase Agreement is hereby amended by inserting the following new Section 11.14 at the end thereof:

            "11.14 Limitation on Acquisition of Common Stock of Company. Notwithstanding anything to the contrary contained in this Agreement, any Related Agreement, any document, instrument or agreement entered into in connection with the transactions contemplated hereby or any document, instrument or agreement entered into in connection with any other transaction entered into by and between Laurus and the Company (and/or subsidiaries or affiliates of the Company), Laurus shall not acquire stock in Company (including, without limitation, pursuant to a contract to purchase, by exercising an option or warrant, by converting any other security or instrument, by acquiring or exercising any other right to acquire, shares of stock or other security convertible into shares of stock in Company, or otherwise, and such options, warrants, conversion or other rights shall not be exercisable) to the extent such stock acquisition would cause any interest (including any original issue discount) payable by Company to Laurus not to qualify as portfolio interest, within the meaning of Section 881(c)(2) of the Internal Revenue Code of 1986, as amended (the "Code") by reason of Section 881(c)(3) of the Code, taking into account the constructive ownership rules under
      Section 871(h)(3)(C) of the Code."

      2. This Amendment to the Securities Purchase Agreement shall be effective as of the date hereof following the execution of same by each of the Company and Laurus.

      3. Except as specifically set forth in this Amendment, there are no other amendments to the Securities Purchase Agreement, and all of the other forms, terms and provisions of the Securities Purchase Agreement remain in full force and effect.

      4. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.


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      IN WITNESS WHEREOF, each of the Company and Laurus has caused this
Amendment to Securities Purchase Agreement to be signed in its name effective as of this 16th day of November, 2004.


                                           IT&E INTERNATIONAL GROUP, INC.

                                           By: /s/ Peter R. Sollenne
                                           -------------------------------
                                           Name:   Peter R. Sollenne
                                           Title:  CEO


                                           LAURUS MASTER FUND, LTD.

                                           By: /s/ Eugene Grin
                                           ------------------------------
                                           Name:   Eugene Grin
                                           Title:  Director

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